UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 10, 2018
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 10, 2018, The Hershey Company (the “Registrant”) closed its previously announced public offering of $350,000,000 aggregate principal amount of 2.900% Notes due May 15, 2020 (the “2020 Notes”), $350,000,000 aggregate principal amount of 3.100% Notes due May 15, 2021 (the “2021 Notes”) and $500,000,000 aggregate principal amount of 3.375% Notes due May 15, 2023 (together with the 2020 Notes and the 2021 Notes, the “Notes”). The Notes were issued under an indenture with U.S. Bank National Association, as trustee, dated as of May 14, 2009. The forms of the Notes are attached hereto as Exhibits 4.1, 4.2 and 4.3 and are incorporated by reference herein. In connection with the offering, the legal opinion as to the validity of the Notes is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	4.1	Form of Global Note representing the Registrant's 2.900% Notes due May 15, 2020
	4.2	Form of Global Note representing the Registrant's 3.100% Notes due May 15, 2021
	4.3	Form of Global Note representing the Registrant's 3.375% Notes due May 15, 2023
	5.1	Opinion of Simpson Thacher & Bartlett LLP
	23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 10, 2018	By:	/s/ Patricia A. Little
Patricia A. Little Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Global Note representing the Registrant's 2.900% Notes due May 15, 2020
4.2	Form of Global Note representing the Registrant's 3.100% Notes due May 15, 2021
4.3	Form of Global Note representing the Registrant's 3.375% Notes due May 15, 2023
5.1	Opinion of Simpson Thacher & Bartlett LLP
23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)